CREDIT AGREEMENT

BY AND AMONG

OWENS MORTGAGE INVESTMENT FUND

CALIFORNIA BANK & TRUST, AS AGENT,

AND THE LENDERS PARTIES THERETO

Dated as of August 31, 2001.

{S:\CBT-LN\0061\agr\289314.DOC 6}

CREDIT AGREEMENT

THIS AGREEMENT, dated as of August 31, 2001, is entered into among Owens Mortgage Investment Fund, a California limited partnership, (the "Borrower"), the various financial institutions which are or may become parties hereto from time to time (each called a "Lender" and collectively called the "Lenders") and California Bank & Trust, as agent for the Lenders (in such capacity, together with any successor thereto in such capacity, the "Agent").

WITNESSETH:

WHEREAS, Lenders have agreed to make available to Borrower a revolving credit facility; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS AND FINANCIAL TERMS.

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"Account Debtor" means any party who is obligated on or under any Account Receivable or Contract Right.

"Account Payable" means any money owed by Borrower to others on open account and not evidenced by a written contract or a note, instrument, chattel paper or the like.

"Account Receivable" means any right of Borrower to payment for goods sold or leased or for services rendered.

"Affected Lender" means any Lender with respect to which Borrower has been required to make any payment pursuant to Section 2.3, but only so long as the circumstances giving rise to such requirement or such event or condition continue to exist.

"Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 50% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

"Agent" is defined in the preamble.

"Agent's Payment Office" is defined in Section 7.1.

"Agreement" means this Credit Agreement, as it may be amended, supplemented, restated or otherwise modified from time to time.

"**Assignment and Acceptance**" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in accordance with Section 16.1 and in substantially the form of Exhibit F hereto.

"**Banking Day**" means a day (other than a Saturday or Sunday) on which banks generally are open in San Francisco, California for the conduct of substantially all of their commercial lending activities.

"**Bankruptcy Event**" means, with respect to any Person, that such Person becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, its debts as they mature; or such Person applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for such Person or any substantial part of the property thereof or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for such Person or any substantial part of the property thereof and shall not be discharged within 60 days; any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against such Person and remains undismissed for 60 days; or any warrant of attachment is issued against any substantial portion of the property of such Person and is not released within 60 days of service.

"**Borrower**" is defined in the Preamble.

"**Borrower's Representative**" is defined in Section 2.7.

"**Borrowing Date**" means a date on which a Loan is made hereunder.

"**Cash Equivalent Investment**" means, at any time:

(i) any evidence of indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States of America;

(ii) commercial paper, maturing not more than nine months from the date of issue, which is issued by a corporation (other than the Borrower or an Affiliate of the Borrower) organized under the laws of any state of the United States of Americas or of the District of Columbia and rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or any Lender (or its holding company);

(iii) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or any Lender; or

(iv) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (iii)) which

(A) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (i) through (iii), and

(B) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

For purposes of this definition, the determination of whether a Person is a Lender shall be made on the date of acquisition by the Borrower or any Subsidiary of any applicable Investment and on the date of any rollover or renewal of such Investment.

"**Closing Date**" means as of August 31, 2001.

"**Commitment**" means, with respect to any Lender, the obligation of such Lender to make Revolving Loans pursuant to Section 2.1, as such Commitment may be adjusted from time to time pursuant to this Agreement, which Commitment is the amount set forth opposite such Lender's name on its signature page under the heading "**Aggregate Commitment**".

"**Commitment Termination Date**" means the earliest to occur of: (i) July 31, 2003 (as such date may be extended in the sole discretion of the Lenders upon written request therefor made by the Borrower to the Agent not less than 90 days prior to the then effective Commitment Termination Date, which written request will be communicated promptly by the Agent to each Lender), or (ii) such earlier date as may be fixed by the Borrower on at least five Banking Days' written notice to the Agent, or (iii) the date on which the Lenders' obligations to make Loans hereunder shall otherwise terminate in accordance with the provisions of this Agreement.

"**Compliance Certificate**" means a certificate executed by the president, chief financial officer, vice president responsible for accounting, controller or treasurer of the Borrower to the effect that, as of the calculation date of the certificate, no Event of Default or Unmatured Event of Default under this Agreement exists or would exist after giving effect to action intended to be taken by any Loan Party, as described in such certificate, including, without limitation, that the covenants set forth in Sections 11.7 through 11.9 would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance satisfactory to the Agent of such compliance, and that there has been no change in the representations and warranties contained herein or in any of the other Credit Documents since the date made except for changes in the ordinary course of business which are not prohibited hereby.

"**Contract Right**" means any right of Borrower to payment under a contract for the sale or lease of goods or the rendering of services which right is at the time not yet earned by performance.

"**Credit**" means the aggregate Commitment of the Lenders to make Loans and participate in Letters of Credit under the terms of this Agreement.

"**Credit Documents**" means this Agreement, the Notes, the Security Documents, and any document, agreement or other writing at any time executed or delivered by the Borrower or OFG or Investor Yield, Inc. to the Agent in connection with any of the foregoing, as each of the foregoing may be amended, modified, restated or supplemented from time to time.

"**Default Rate**" has the meaning ascribed thereto in Section 5.1.

"**Deposit Account Requirement**" has the meaning ascribed thereto in Section 11.25.

"**Dollars**" and the symbol "**$**" mean lawful currency of the United States of America.

"**Eligible Assignee**" means with respect to any Commitment (other than the Commitment to issue Letters of Credit), (a) a Lender; (b) an Affiliate of a Lender; and (c) subject to the prior approval of the Agent, (i) a commercial bank organized under the laws of the United

States, or any State thereof, and having total assets in excess of $150,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $150,000,000; (iii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (iv) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; and (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and, with respect to the Commitment to issue Letters of Credit, a Person that is an Eligible Assignee under subclause (i) or (iii) of clause (c) of this definition and is approved by the Agent; provided, however, that no Affiliate of Borrower shall qualify as an Eligible Assignee under this definition.

"**ERISA**" means the Employee Retirement Income Security Act of 1974, as amended.

"**Event of Default**" means any of the events described in Section 14.1 (after giving effect to any applicable grace period referred to therein).

"**Fiscal Year**" means a fiscal year of the Borrower (which shall end on December 31). References to a Fiscal Year with a number corresponding to a calendar year (*e.g.*, "Fiscal Year 2000") refer to the Fiscal Year ending on the December 31 occurring in such calendar year.

"**GAAP**" means generally accepted accounting principles as applied in the preparation of the financial statement of the Borrower.

"**Guaranteed Liability**" shall mean, as to any Person, any obligation, agreement, undertaking or arrangement of or by such Person guaranteeing, endorsing or otherwise becoming or being contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) any indebtedness, lease, dividend, or other distributions upon the shares ("primary obligation") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor or (iii) based on the status of the credit-worthiness of or financial condition or financial performance criteria relating to the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Liability at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Liability is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Liability or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

"**Indebtedness**" of any Person shall mean without duplication (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred six (6) months or more, but excluding obligations to trade creditors incurred in

the ordinary course of business that are not overdue by more than six (6) months unless being contested in good faith, (ii) any obligation of such Person on account of deposits or advances, (iii) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all capital lease obligations and the present value (discounted at the Reference Rate as in effect on the date of computation hereunder relating thereto) of future rental payments under all synthetic leases, (vii) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (viii) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (ix) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

"**Investment**" means, relative to any Person,

(i) any loan or advance made by such Person to any other Person (excluding commissions, travel and similar advances to officers and employees made in the ordinary course of business);

(ii) any Guaranteed Liability of such Person,

(iii) any ownership or similar interest held by such Person in any other Person; and

(iv) any purchase of assets outside of the ordinary course of business of such Person.

The amount of any Investment in any other Person shall be the current Dollar equivalent of the original principal or capital amount thereof less the current Dollar equivalent of all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the current Dollar equivalent of the then fair market value of such property. The amount of any other Investment shall be the current Dollar equivalent of the cost thereof plus the current Dollar equivalent of the cost of any additions or improvements thereto less the net cash proceeds of any sale of any portion thereof.

"**Issuer**" means California Bank & Trust, in its individual capacity.

"**Lenders**" is defined in the preamble.

"**Liabilities**" means all of the obligations of the Borrower under the Notes or any other promissory note of the Borrower evidencing any loan or advance made by any of the Lenders to any Borrower under this Credit Agreement and all obligations hereunder, under the Security Documents and all other obligations of Borrower to any of the Lenders or the Agent,

their successors and assigns, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due, in each case arising under or in connection with this Agreement or the Credit Documents.

"**Lien**" means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement.

"**Loans**" means Revolving Loans made pursuant to Section 2.1.

"**Majority Lenders**" means Lenders whose Pro Rata Share of the Credit (or if any Loans or Letters of Credit are outstanding, such Loans and Letters of Credit) constitutes at least 66-2/3%.

"**Non-Recourse Debt**" means debt that is incurred by any Borrower for the stated purpose of purchasing or financing a Lease or an item of personal property the repayment of which shall be satisfied only by recourse to such Lease or personal property, and not in whole or in part by recourse against Borrower personally or against any of Borrower's other assets except in the case of a breach by such Borrower of any representation or warranty customarily given by an equipment lessor to a non-recourse lender (such as a representation as to Borrower's ownership of such Lease or item of personal property or a warranty of quiet enjoyment).

"**Notes**" means the Revolving Notes.

"**Notice of Borrowing**" has the meaning ascribed thereto in Section 2.2.

"**OFG**" means Owens Financial Group, Inc.

"**Other Investment**" means any Investment that is not a Cash Equivalent Investment and that has been consented to in writing by the Agent on behalf of the Majority Lenders.

"**Payment Date**" means the last Banking Day each calendar month.

"**PBGC**" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

"**Permitted Liens**" is defined in Section 11.17.

"**Person**" means an individual, partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

"**Plan**" has the meaning given to such term in Section 3(3) of ERISA and which is established or maintained by the Borrower or any "**Affiliate**" (for purposes of this definition, as such term is used in Section 407(d)(7) of ERISA), and includes any Plan as to which the Borrower may have any liability.

"**Pro Rata Share**" means, with respect to each Lender, its proportionate share of the Credit and each Loan as is set forth on the respective signature page of each Lender hereto and the corresponding percentage interest set forth on the summary page following such signatures (as adjusted by any permitted assignment pursuant to Article 16).

"**Purchase Price**" means, with respect to any item of property of the Borrower, the acquisition cost of such item as shown on the invoice or bill of sale therefor, including all applicable sales, excise and similar taxes and shipping cost incurred in connection with the acquisition of such item.

"**Reference Rate**" means, at any time, the interest rate established from time to time by California Bank &Trust as its prime rate. Notwithstanding the foregoing, Borrower acknowledges that California Bank & Trust may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in the interest rate on any Alternate Base Rate Loan shall take effect on the effective date of any change in California Bank & Trust's prime rate.

"**Register**" shall have the meaning ascribed thereto in Section 16.1.

"**Revolving Availability**" means (i) the Credit minus (ii) the sum of the outstanding principal amount of the Revolving Loans.

"**Revolving Loan**" is defined in Section 2.1.

"**Revolving Note**" means a Revolving Note issued by the Borrower substantially in the form set forth as Exhibit A.

"**Security Documents**" means, collectively, the Security Documents executed herewith and as any such Document may be amended, modified, or supplemented from time to time.

"**Solvent**" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can be reasonably be expected to become an actual or matured liability.

"**Subordinated Debt**" means any other indebtedness of the Borrower that is subordinated to the repayment of the Liabilities in form and substance satisfactory to the Majority Lenders plus all notes exchanged for shares in Borrower but excluding notes payable to Larry Schaltz.

"**Subsidiary**" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits or distributions or general or limited partnership or member interests or interests having general voting power under ordinary circumstances to elect a majority of managers, trustees or others performing similar functions, of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such

Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries. Unless otherwise specified herein, any reference to a "Subsidiary" or "Subsidiaries" is a reference to a Subsidiary or Subsidiaries of the Borrower.

"**Tangible Net Worth**" means, at any time, for any Person, the total of partners' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) of such Person prepared in accordance with GAAP, less the sum of (i) the total amount of any intangible assets and (ii) advances to Affiliates. Intangible assets shall include patents and trademarks and any investment now existing or later made in non-affiliated public or private companies.

"**Total Funded Debt**" shall mean, with respect to any Person, without duplication, all Indebtedness of such Person for borrowed money evidenced by notes, bonds, debentures or similar evidences of Indebtedness, and specifically including Non-Recourse Debt, capital lease liabilities, long-term debt, revolving credit and short-term debt and also including, in the case of Borrower, the Liabilities.

"**Transfer**" means to convey, sell, assign, lease, transfer or otherwise dispose of assets or property (or agree to do any of the foregoing at any future time).

"**Unmatured Event of Default**" means any event or condition which with the lapse of time or giving of notice to the Borrower, or both, would constitute an Event of Default.

"**Voting Stock**" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

1.2. Financial Terms. Unless otherwise defined or the context otherwise requires, all financial and accounting terms used herein or in any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP on a consolidated basis for the Borrower and its consolidated Subsidiaries. Unless otherwise defined therein, all terms defined in this Agreement shall have the defined meanings when used in any Note or in any certificate or other document made or delivered pursuant hereto.

1.3. Interpretation of Agreement. A Section or an Exhibit is, unless otherwise stated, a reference to a Section hereof or an exhibit hereto, as the case may be. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.4. Compliance with Financial Restrictions. Compliance with each of the financial ratios and restrictions contained in Article 11 shall, except as otherwise provided herein, be determined in accordance with GAAP consistently applied.

ARTICLE 2. COMMITMENTS OF THE LENDERS.

2.1. Revolving Loans. Subject to the terms and conditions of this Agreement, each Lender, severally but not jointly, agrees to make its Pro Rata Share of revolving loans (collectively called the "**Revolving Loans**" and individually each a "**Revolving Loan**") to the Borrower, in such amounts as the Borrower may from time to time request on any Banking Day during the period from the Closing Date to the Commitment Termination Date; provided,

however, at no time shall the aggregate outstanding principal amount of all Revolving Loans exceed the Credit.

2.2. Borrowing Procedures. Borrower shall give the Agent prior written notice of each borrowing not later than noon, San Francisco Time, on the Borrowing Date. All Loans shall be denominated in Dollars. The Agent shall promptly advise each Lender of such notice. Each such notice shall substantially be in the form of Exhibit B hereto (a "Notice of Borrowing"). The Notice of Borrowing shall be executed by Borrower and (if the borrowing is intended to fund a mortgage loan) shall be accompanied by an Assignment of Deed of Trust executed by Borrower in form acceptable to Agent. The Assignment of Deed of Trust shall be cancelled and returned to Borrower upon repayment of the related Revolving Loan. The Assignment of Deed of Trust may be recorded by Agent upon an Event of Default.

if required by Agent in its sole discretion Amended 2-28-02

Agent shall promptly provide each Lender with the Notice of Borrowing. Not later than 3:00 p.m. San Francisco time on the Borrowing Date, each Lender shall provide the Agent, at its principal office in San Francisco, with immediately available funds, in Dollars, in the amount of such Lender's Pro Rata Share of such borrowing. Subject to the satisfaction of the conditions precedent applicable to such borrowing, the Agent shall deposit the proceeds of each borrowing (to the extent received from the Lenders) on the requested Borrowing Date in Borrower's demand deposit account maintained with Agent.

2.3. Funding Losses. Upon written notice thereof by any Lender to the Borrower (with a copy to the Agent), and notwithstanding any other provision contained herein, the Borrower shall indemnify such Lender against any reasonable loss or expense that such Lender may sustain or incur (including, without limitation, any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan) as a direct consequence of (i) any failure of Borrower to make any payment when due of any amount due hereunder by such Person or under any Note made by such Person, or (ii) any failure of Borrower to borrow a Loan on a date specified therefor in a Notice of Borrowing. Such written notice (which shall include calculations of the amount claimed in reasonable detail) of the amount required to indemnify such Lender against any such loss or expense shall be rebuttably presumed to be correct.

2.4. Funding Reliance, etc. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 3:00 p.m., San Francisco time, on the Borrowing Date of any Loan that such Lender will not make available the amount which would constitute its Pro Rata Share of such Loan on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower requesting such Loan a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender agrees to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to such Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to such Loan, until such Lender makes such amount immediately available to the Agent.

2.5. Taxes.

(a) Net Payments. Any payments made by Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon net income imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental

Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("**Non-Excluded Taxes**") are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower as promptly as practicable thereafter the Borrower shall send to such Agent for its own account or for the account of such Lender, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, the Borrower, shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

(b) Delivery of Lenders' Tax Forms. Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

(i) deliver to the Borrower and the Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

(ii) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

(iii) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower or the Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person not incorporated under the laws of the United States of America or a state thereof that is an Assignee hereunder shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section.

2.6. Loans Pro Rata. All borrowings and repayments shall be effected so that, after giving effect thereto, each Lender has its Pro Rata Share of all Loans.

2.7. Reliance on Notices; Appointment of Borrower Representative. The Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Borrowing or similar notice believed by the Agent to be genuine. The Agent may assume that each Person executing and delivering such a notice was duly authorized, unless the responsible individual acting thereon for the Agent has actual knowledge to the contrary. Borrower hereby designates each individual authorized by a borrowing resolution of Borrower's board of directors to execute Credit Documents as its representative and agent ("Borrower's Representative") on its behalf for the purposes of issuing Notices of Borrowing, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Credit Documents and taking all other actions (including in respect of compliance with covenants) on behalf of Borrower under the Credit Documents. The Agent and each Lender may regard any notice or other communication pursuant to any Credit Document from Borrower Representative as a notice or communication from Borrower, and may give any notice or communication required or permitted to be given to Borrower hereunder to Borrower Representative on behalf of Borrower. Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by Borrower.

ARTICLE 3. [INTENTIONALLY OMITTED].

ARTICLE 4. NOTES EVIDENCING LOANS AND PAYMENT OF PRINCIPAL.

4.1. Revolving Notes. The Revolving Loans shall be evidenced by the Revolving Notes executed by Borrower, which shall (i) be dated the date hereof (or such other date as shall be satisfactory to the Agent), (ii) be made payable to the order of each Lender and (iii) mature on the Commitment Termination Date subject to acceleration upon on Event of Default. All Revolving Loans and all payments of principal thereof shall be evidenced by each Lender in its records or, at such Lender's option, on the schedule attached to its Revolving Notes, which records or schedules shall be presumptive evidence of the subject matter thereof.

ARTICLE 5. INTEREST AND FEES.

5.1. Interest.

(a) Revolving Loans. The unpaid principal amount of each Revolving Loan shall bear interest prior to maturity at a rate per annum equal to the Reference Rate in effect from time to time.

(b) Interest After Maturity. So long as an Event of Default shall have occurred and be continuing, the interest rates applicable to the Loans shall be increased by two percent (2%) per annum above the rates of interest otherwise applicable hereunder (the "**Default Rate**"), and all outstanding Liabilities shall bear interest at the Default Rate applicable to such Liabilities. Interest at the Default Rate shall accrue from the initial date of such Event of Default until that Event of Default is cured or waived and shall be payable upon demand.

5.2. Payment of Interest. Prior to maturity, interest on each Loan shall be payable on each Payment Date applicable thereto. After maturity, interest shall be payable on demand.

5.3. Basis of Calculation; General Provisions with Respect to Interest Rate. Interest on each Revolving Loan and any fee payable hereunder to the Lenders or the Agent shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed. Interest

shall accrue from and including the date a Loan is made to but excluding the date such Loan is paid as provided in Section 7.1; it being understood that if a Borrower borrows and repays a Loan on the same day, interest shall accrue on such Loan for such day. In no event shall the interest rate applicable to the Loans exceed that which is permitted by applicable law.

ARTICLE 6. [INTENTIONALLY OMITTED]

ARTICLE 7. PAYMENTS, REDUCTION OR TERMINATION OF THE CREDIT, PREPAYMENTS, OFFSET, PRORATION OF PAYMENTS.

7.1. Place of Payment. All payments of principal of and interest in respect of Loans and fees hereunder shall be made without set-off or counterclaim and shall be made in Dollars in immediately available funds by the Borrower to the Agent for the account of the relevant Lenders prior to 1:30 p.m., San Francisco time, at the Agent's offices at its San Francisco Corporate Banking Office at 465 California Street, 1st Floor, San Francisco, CA 94104, or at such other location(s) as may be designated by the Agent to the Borrower in writing ("Agent's Payment Office"). Except to the extent that a Lender is in default hereunder to the Agent, the Agent shall promptly remit in immediately available funds to each Lender its Pro Rata Share of all such payments received by the Agent for the account of such Lender. Any payment received after 1:30 p.m., San Francisco time, shall be deemed received on the next Banking Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a date other than a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall be included in the computation of payment of interest and fees.

7.2. Reduction of Credit. Subject to Section 2.3, the Borrower may from time to time (i) prior to the Commitment Termination Date, upon at least three Banking Days prior notice to the Agent (which shall promptly advise each Lender thereof), permanently reduce the amount of the Credit (such reduction to be made among the Lenders according to their respective Pro Rata Shares) to an amount which is not less than the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Obligations. Any such reduction shall be in an amount of $2,000,000 or an integral multiple thereof. The Borrower may at any time on like notice terminate the Credit upon the payment in full of the Notes and all other Liabilities of the Borrower hereunder.

7.3. Prepayments.

(i) The Borrower may from time to time prepay the principal of any Loan in whole or in part without premium or penalty.

(ii) If at any time (a) the aggregate outstanding principal amount of all Loans shall exceed the Credit then the Borrower shall immediately pay to the Agent, as a prepayment for the benefit of the Lenders, an amount equal to such excess, upon demand, such prepayment to be applied to such Loans as the Borrower may direct (or, in the absence of such direction, as the Agent may elect).

7.4. Offset. In addition to and not in limitation of all rights of offset that any Lender or other holder of any Note may have under applicable law, each Lender or other holder of any Note shall, upon the occurrence of any Unmatured Event of Default described in Section 14.1(c) or any Event of Default, have the right to appropriate and apply to the payment of its Note any and all balances, credits, deposits, accounts or moneys of the Borrower, then or thereafter with such Lender or other holder. Each Lender agrees promptly to notify the Borrower, and the Agent after any such offset and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such offset and application.

7.5. Proration of Payments. If any Lender or other holder of a Note shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on any Note such that after giving effect to any such payment or recovery the principal amount of all Loans outstanding under such Lender's or other holder's Note and all accrued but unpaid interest plus such Lender's or holder's Pro Rata Share of all Letters of Credit is less than such Lender's or other holder's Pro Rata Share of the Credit (after giving effect to all payments and other recoveries (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on all Notes of all Lenders or other holders), such Lender or other holder shall purchase from the other Lenders or holders such participations in the Notes held by them as shall be necessary to cause such purchasing Lender or other holder to share the excess payment or other recovery ratably with each other Lender or holder; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender or holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from any other Lender under this Section may exercise all rights of payment, including the right of set-off, with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

ARTICLE 8. SECURITY.

The Liabilities of the Borrower shall be secured pursuant to the Security Documents, each of which shall be in form and substance satisfactory to the Agent. Borrower agrees from time to time to execute all instruments and documents and to pay all fees necessary or desirable in order for the Agent to perfect and continue the perfection of the security interests created by the Security Documents and to otherwise effect the purposes thereof. The Agent and the Lenders shall not be required to return or release all or any portion of any collateral granted under any Security Document until such time as the Liabilities shall have been paid in full and all commitments related thereto have been terminated except as otherwise expressly provided in this Agreement or in the Security Documents.

ARTICLE 9. [INTENTIONALLY OMITTED].

ARTICLE 10. REPRESENTATIONS AND WARRANTIES.

To induce the Lenders to grant the Credit and to make the Loans, and to induce the Issuer to issue the Letters of Credit, Borrower represents and warrants that:

10.1. Borrower's Existence. The Borrower is a limited partnership, duly organized, validly existing and in good standing under the laws of California and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction (a) in which, because of the nature of its activities or properties, such qualification is required and the failure so to qualify (i) would have a material adverse effect on the business and operations of the Borrower or (ii) could not subsequently be cured, or (b) with respect to which the Majority Lenders have reasonably determined, and notified the Borrower, that such qualification is required.

10.2. Authorization. The Borrower is duly authorized to execute and deliver this Agreement, each of the Security Documents, the Applications, the Notes and any other document or instrument to be executed and delivered by the Borrower in connection herewith or therewith, and Borrower is and will continue to be duly authorized to borrow monies hereunder and to perform its obligations under this Agreement, the Security Documents, the Applications, the Notes, the other Credit Documents and any other document or instrument to which the Borrower is a party in connection herewith or therewith.

10.3. No Conflicts. The execution and delivery by the Borrower of this Agreement, the Security Documents, the Applications, the Notes, the other Credit Documents and any other document or instrument to be executed and delivered by the Borrower of its respective obligations hereunder and thereunder, do not and will not conflict with any provision of law or of the Borrower's charter or by-laws or of any agreement, instrument, order or decree binding upon the Borrower.

10.4. Financial Statements. (a) The Borrower's audited financial statements, copies of which have been furnished to each Lender, have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Fiscal Year and period, and present fairly the financial condition of the Borrower as at such dates, and the results of their operations for the periods then ended, and (b) since June 30, 2001 there has been no material adverse change in the business condition (financial or otherwise), results of operations or properties of the Borrower or in the ability of Borrower to perform its obligations under the Credit Documents to which it is a party.

10.5. Litigation. No litigation, arbitration proceedings or governmental proceedings are pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries, the results of which might materially and adversely affect its financial condition or operations, or materially and adversely affect the rights and remedies of the Agent and the Lenders under the Credit Documents. Other than any liability incident to such litigation or proceedings or provided for or disclosed in the financial statements referred to in Section 10.4, neither the Borrower nor any of its Subsidiaries has any material contingent liabilities.

10.6. Liens. None of the assets of the Borrower or any of its Subsidiaries is subject to any Lien, except Permitted Liens. Without taking any further action, including, without limitation, the filing of any Uniform Commercial Code financing statements or any such similar filing by or on behalf of any Person, including, without limitation, the Agent, the Lenders or the Borrower, the Liens created and granted by the Security Documents shall continue, uninterrupted and unimpaired, to constitute valid first perfected Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien, except as permitted by Section 11.17 of this Agreement. The Liens and security interests granted pursuant to the Security Documents secure, without limitation, the indebtedness, liabilities and obligations of the Borrower to the Agent and the Lenders under this Agreement whether or not so stated in such documents, and the terms "Obligations", "Debt", and "Indebtedness" as used in the Security Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Agent and the Lenders) include, without limitation, the indebtedness, liabilities and obligations of the Borrower under this Agreement and the Notes.

10.7. Subsidiaries. The Borrower has no Subsidiaries, except those scheduled in Exhibit C hereto.

10.8. Purpose. The proceeds of the Loans shall be used by the Borrower solely to finance the purchase of mortgage loans from OFG, which loans shall be secured by recorded deeds of trust with insured lien position priority consistent with Borrower's policies as of the date of this Agreement.

10.9. Regulations G and U. The Borrower is not engaged in the business of purchasing or selling margin securities or margin stock (as those terms are defined in Regulation G and Regulation U of the Board of Governors of the Federal Reserve System, respectively) or extending credit to others for the purpose of purchasing or carrying margin securities or margin stock, and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin securities or margin stock or for any other purpose which would violate any of the margin regulations of said Board of Governors.

10.10. Compliance. The Borrower is in material compliance with all statutes and governmental rules and regulations applicable to them, including, without limitation, ERISA insofar as such act applies to them. No condition exists or event or transaction has occurred in connection with any Plan which could result in the incurrence by Borrower of any material liability, fine or penalty.

10.11. Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

10.12. Public Utility Holding Company Act. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

ARTICLE 11. COVENANTS.

From the date of this Agreement and thereafter until the expiration or termination of the Credit and until the Notes and the other Liabilities hereunder are paid in full, the Borrower agrees as follows:

11.1. Financial Statements and Other Information. The Borrower shall furnish to each Lender:

(i) within 50 days after the end of each of the first three fiscal quarters of each Fiscal Year, consolidated balance sheets of the Borrower, as of the end of such fiscal quarter, and consolidated statements of earnings, cash flow and net worth reconciliation of Borrower for such fiscal quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal quarter, certified by the Borrower's chief financial officer, any vice president or the controller;

(ii) within 120 days after the end of each Fiscal Year, a copy of the Borrower's annual audit report prepared, in each case on a consolidated basis, as of the end of such Fiscal Year and a consolidated statement of earnings, cash flows and net worth reconciliation of the Borrower, for such Fiscal Year, prepared in conformity with GAAP applied on a basis consistent with that of the preceding Fiscal Year and certified without qualification by an independent certified public accountant who shall be reasonably satisfactory to the Lenders;

(iii) with each statement furnished to the Lenders under (i) and (ii) above, a Compliance Certificate, in the form of Exhibit D hereto, of the Borrower's chief financial officer, vice president responsible for accounting, controller or vice president to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Article 11;

(iv) immediately upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto:

(A) the occurrence of an Event of Default or an Unmatured Event of Default and the occurrence of any triggering event (including changes in servicer responsibilities) under any securitization documents; or

(B) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding which is material to the Borrower or any Subsidiary;

(v) from time to time, such other information as any of the Lenders may reasonably request.

11.2. Partnership Existence. Borrower shall maintain and preserve its partnership existence and all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of its business in the ordinary course as conducted from time to time.

11.3. Access. Borrower shall permit access by the Agent and each of the Lenders to the books, records and properties of the Borrower during normal business hours; permit each of the Lenders to make copies of said books and records; and permit collateral evaluation audits of the property and assets of the Borrower at such times as the Majority Lenders may reasonably request. The Borrower agrees to reimburse the Agent and each Lender for all reasonable expenses incurred by the Agent (or any third party on behalf of the Agent) or such Lender in connection with (i) any collateral audit conducted by the Agent (or any third party on behalf of the Agent) both at the Borrower's respective chief executive office and (ii) any collateral audit conducted by any Lender at any time an Unmatured Event of Default or an Event of Default exists.

11.4. Insurance.

(i) Borrower shall maintain such policies of insurance as may be required by law and such other policies of insurance (including self-insurance), to such extent and against such hazards and liabilities, as are customarily maintained by companies similarly situated.

(ii) The Borrower shall provide to the Agent and each Lender, at least annually within 90 days of the end of each Fiscal Year, a certificate signed by an authorized officer of the Borrower that attests to and summarizes the property and casualty insurance program carried by the Borrower. This summary shall include the insurer's name, policy numbers, expiration dates, amounts of coverage, types of coverage, the annual premiums, exclusions, deductibles and self-insured retention and shall describe in detail any retrospective rating plan, fronting arrangement or any other self-insurance or risk assumption agreed to by the Borrower or imposed upon the Borrower by any such insurer, as well as any self-insurance program that is in effect. The Borrower shall also notify the Agent and each Lender in writing 20 days prior to any cancellation or material change of any such insurance by the Borrower or within five Banking Days after receipt of any notice (whether formal or informal) of cancellation or change by any of its insurers.

11.5. Repair. Borrower shall maintain, preserve and keep its properties in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto so that at all times the efficiency thereof shall be fully preserved and maintained except for ordinary wear and tear, unless the Borrower determines in good faith that the continued maintenance of such properties is no longer economically desirable because such properties are worn out or obsolete.

11.6. Taxes and Liabilities. Borrower shall pay when due all taxes, assessments and other liabilities, except as contested in good faith and by appropriate proceedings.

11.7. Minimum Tangible Net Worth. With respect to Borrower as of the end of each fiscal quarter, Borrower shall not permit or suffer Tangible Net Worth to be less than $200,000,000.

11.8. Total Funded Debt to Tangible Net Worth Ratio. With respect to Borrower as of the end of each fiscal quarter, Borrower shall not permit or suffer the ratio of Total Funded Debt to Tangible Net Worth to exceed 0.5:1.00.

11.9. Profitability. With respect to Borrower, as of the end of each fiscal quarter, Borrower shall maintain a positive operating profit and positive net profit on a rolling two (2) quarter basis.

11.10. Change of Control. The Borrower shall furnish the Agent with written notice not less than 45 days prior to a proposed Change of Control, setting forth the facts and circumstances of such Change of Control (including the proposed date of such Change of Control) in reasonable detail.

11.11. Compliance. (i) The Borrower shall comply with all material statutes and governmental rules and regulations applicable to them, including, without limitation, ERISA insofar as such act applies to them; (ii) not permit any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan; and (iii) not engage in, or permit to exist or occur, any other condition, event or transaction with respect to any such Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty.

11.12. Fundamental Changes (Mergers and Non-Ordinary Course Sales). The Borrower shall not sell, transfer, convey, or lease all or any substantial part of its assets, or sell or assign with or without recourse, any accounts receivable or chattel paper, liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or be a party to any merger or consolidation.

11.13. Sale of Assets. The Borrower shall not Transfer any assets, except that providing there is no uncured Event of Default, (a) Borrower may sell a mortgage loan funded by a borrowing under a Revolving Loan provided the related Revolving Loan is concurrently repaid in full and the sale does not otherwise result in an Event of Default, and (b) Borrower may otherwise Transfer assets with a combined value of up to $750,000 in any fiscal year.

11.14. Permitted Acquisitions. Borrower shall not purchase, lease or otherwise acquire all or substantially all the assets of any Person or any shares of stock of, or similar interest in, any other Person, without the prior written consent of the Lenders (which consent shall not be unreasonably withheld).

11.15. Restricted Payments. Borrower shall not purchase or redeem any shares of its stock, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders or set aside any funds for any such purpose (except to the extent necessary to satisfy partners' income tax liability), and not prepay, purchase or redeem any Subordinated Debt prior to maturity.

11.16. Indebtedness. The Borrower shall not incur or permit to exist any Indebtedness except Indebtedness of the Borrower incurred under this Agreement and the Notes. Indebtedness of Borrower outstanding on the date hereof is disclosed on Exhibit E.

11.17. Liens. Borrower shall not create or permit to exist any Lien with respect to any of its assets, except the following (all of which are collectively referred to as "**Permitted Liens**"):

(i) Liens in favor of, or assigned to, the Agent for the benefit of the Lenders to secure Indebtedness arising under this Agreement or any of the other Credit Documents,

(ii) Liens for current taxes, governmental levies and similar charges which are not delinquent or are being contested in good faith and by appropriate proceedings and for which adequate reserves are being maintained,

(iii) Liens existing as of the date hereof and disclosed on Exhibit F, and replacements, extensions or renewals thereof so long as the amount of the obligations secured thereby is not increased, provided that no such replacement, extension or renewal shall attach to any additional property,

(iv) Liens imposed by law, such as materialmen's, warehousemen's, mechanics', carriers', workmen's, repairmen's and bankers' Liens, Liens to secure nondelinquent customs duties and other similar Liens arising in the ordinary course of business, securing obligations which are not overdue or are being contested in good faith by appropriate proceedings and for which adequate reserves have been established,

(v) pledges or deposits in the ordinary course of business under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or leases, or deposits to secure public statutory obligations which are not delinquent or deposits of cash or United States Government bonds to secure surety or appeal bonds, or deposits as security for contested taxes or import duties or for the payment of rent, or deposits of cash or United States Government bonds to secure performance or payment bonds (other than for borrowed money) issued in the ordinary course of business,

11.18. Guaranties. Borrower shall not create, incur, assume or permit to exist or be responsible in any manner for any Guaranteed Liability in any Person, except for:

(i) the endorsement, in the ordinary course of collection, of instruments payable to it or its order;

(ii) Guaranteed Liability that relates to obligations or liabilities (excluding Indebtedness) arising in the ordinary course of business, such as indemnities.

11.19. Making Loans, Advances and Investments (including Intercompany Loans). Borrower shall not make any loans or advances to any Person, or make any Investment in any Person, except that Borrower may purchase mortgage loans from OFG in accordance with Borrower's underwriting and documentation criteria existing as of the date of this Agreement. Such criteria shall not be materially altered without its prior written consent of the Majority Lenders. Each mortgage loan shall be evidenced by at least an executed promissory note and recorded deed of trust with insured lien priority. Each mortgage loan shall be purchased at a price equal to the outstanding principal indebtedness and accrued unpaid interest thereon.

11.20. Unconditional Purchase Obligation. Borrower shall not enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

11.21. Other Agreements. Borrower shall not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder

or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

11.22. Use of Proceeds. Borrower shall not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin securities" or "purchasing or carrying any margin stock" within the meaning of Regulation G and Regulation U of the Board of Governors of the Federal Reserve System, respectively, as amended from time to time. Borrower shall furnish to any of the Lenders, upon such Lender's request, a statement in conformity with the requirements of Federal Reserve Form G-1 referred to in Regulation G, or Federal Reserve Form U-1 referred to in Regulation U, of the Board of Governors of the Federal Reserve System, attesting to the foregoing.

11.23. Lines of Business. Borrower shall not engage in any business activity, except the lines of business conducted by the Borrower on the date hereof, and any business activity incidental or reasonably related thereto.

11.24. Negative Pledge. Borrower shall not grant to, or suffer to exist in favor of, any Person other than the Agent a pledge or assignment of or other Lien on any of the capital stock of Borrower or any Subsidiary of Borrower.

11.25. Deposit Account Requirement. Borrower and OFG shall collectively maintain collected, non-interest bearing deposits with each Lender equal to 0.025 times the Lender's Commitment for Revolving Loans ("Deposit Balance Requirement"). If the Borrower fails to meet the Deposit Balance Requirement for a Lender as calculated monthly on an average daily balance basis as of the end of each month, Borrower shall pay a commitment fee to the Lender equal to the interest that would accrue on the shortfall for thirty (30) days at an annual rate equal to the Federal Funds Rate (as of the month's end) plus one percent (FF plus 1%). Each Lender shall calculate compliance with the Deposit Account Requirement for its own Commitment and directly bill and collect any commitment fee due. The fee shall be due quarterly within ten (10) days of notice thereof to Borrower and may be directly debited by the Lender at Lender's option from the Borrower's deposit accounts with that Lender.

ARTICLE 12. CONDITIONS PRECEDENT TO THE MAKING OF ANY LOAN OR THE ISSUANCE OF ANY LETTER OF CREDIT.

The obligation of the Lenders to make each Loan and of any Issuer to issue each Letter of Credit is subject to the satisfaction of each of the following conditions precedent:

12.1. Default. Before and after giving effect thereto, no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

12.2. Representations and Warranties. Before and after giving effect thereto, the representations and warranties in Article 10, excluding the updating of Section 10.4(a), shall be true and correct as though made on the date of such Loan, except for such changes as are specifically permitted hereunder .

Each request for the making of a Loan shall constitute a representation and warranty by the Borrower that, on the date of the making of such Loan (both before and after giving effect thereto), (i) the conditions precedent thereto set forth in Sections 12.1 and 12.2 will be satisfied, and (ii) the aggregate outstanding principal amount of all Loans will not exceed the Credit.

ARTICLE 13. CONDITIONS PRECEDENT TO EFFECTIVENESS.

This Agreement shall become effective on the date on which the Agent shall have received all of the following documents, each dated a date reasonably satisfactory to the Agent and each (except for the Revolving Notes and the UCC filings) in sufficient counterparts to provide one for each Lender:

13.1. Revolving Notes. The duly executed Revolving Notes payable to the order of the Lenders in the amounts of their respective shares of the Credit.

13.2. Resolutions. Copies, duly certified by the respective secretaries or assistant secretaries of OFG, of (i) resolutions of Borrower's Board of Directors authorizing OFG, as general partner of Borrower, to cause the borrowings hereunder, and the execution and delivery of this Agreement, the Security Documents contemplated hereby, the Notes and any other documents and instruments to be delivered by Borrower in connection herewith or therewith, (ii) all documents evidencing any other necessary corporate action in connection herewith or therewith, (iii) all approvals or consents, if any, required in connection herewith or therewith; and the Guaranty.

13.3. Partners' Certificate. A certificate executed by all limited and general partners in Borrower, authorizing the borrowings hereunder and the execution and delivery of this Agreement, the Security Agreement contemplated hereby, the Notes and any other documents and instruments to be delivered by Borrower in connection herewith or therewith.

13.4. Organizational Documents. The limited partnership agreement of Borrower and the Statement of Limited Partnership (LP-1) filed with the California Secretary of State.

13.5. Opinions of Counsel. An opinion of counsel to the Borrower and OFG addressed to the Agent and the Lenders, in form and substance satisfactory to the Agent.

13.6. Uniform Commercial Code Filings. Such Uniform Commercial Code financing statements and other documents as may be necessary or desirable in order to perfect or continue the perfection of (as applicable) the security interest in the collateral located in the United States of America granted pursuant to the Security Documents.

13.7. Lien Searches. Lien searches with respect to the Borrower in such jurisdictions as the Agent may request showing results satisfactory to the Agent.

13.8. Compliance Certificate. A Compliance Certificate dated the Closing Date.

13.9. Security Agreement. A Security Agreement and UCC-1 Financing Statement executed by Borrower in favor of Agent. The Financing Statement shall be filed.

13.10. Guaranty. OFG shall execute a continuing guaranty of the indebtedness of Borrower to Lenders.

13.11. Control Agreement. Investor Yield, Inc. and Borrower shall execute a Control Agreement in a form acceptable to Agent.

13.12. Other. Such other documents and instruments as the Lenders may reasonably request in connection with the transactions contemplated hereby.

ARTICLE 14. EVENTS OF DEFAULT AND REMEDIES.

14.1. Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

(a) Non-Payment. A default shall occur and continue in the payment of principal, interest or any other sum when due under any Note, this Agreement or other Credit Document.

(b) Default under Other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Indebtedness of or guaranteed by Borrower or OFG having a principal amount, individually or in the aggregate, in excess of $250,000, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

(c) Insolvency. A Bankruptcy Event shall occur with respect to Borrower or OFG.

(d) ERISA. The PBGC shall apply to a United States District Court for the appointment of a trustee to administer any Plan or for a decree adjudicating that any such Plan must be terminated; a trustee shall be appointed pursuant to ERISA to administer any such Plan; any action shall be taken to terminate any such Plan or any such Plan shall be permitted or caused to be terminated if, at the time such action is taken or such termination of any such Plan occurs, the Plan's "vested liabilities", as defined in Section 3(25) of ERISA, exceed the then value of its assets at the time of such termination.

(e) Agreements. (a) A default shall occur in the performance of any of Borrower's or OFG's or Investor Yield, Inc.'s agreements, covenants or obligations set forth in this Agreement, or in any of the other Credit Documents (and not constituting an Event of Default under any of the other subsections of this Section) and such default shall continue for 30 days or more after the earlier to occur of (1) written notice thereof to the Borrower from the Agent, and (2) the date on which the Borrower knew or should reasonably have known of the occurrence of such default.

(f) Representation or Warranty. Any representation or warranty made by any Borrower herein or in any of the Credit Documents is untrue in any material respect, or any schedule, statement, report, notice, writing or certification furnished by the Borrower to any Lender is untrue in any material respect on the date as of which the facts set forth are stated or certified.

(g) Litigation. (a) Any litigation, arbitration proceeding or government proceeding shall be instituted against Borrower which is reasonably likely to have a material adverse effect on the consolidated financial condition or continued operation of Borrower or Borrower's ability to perform its obligations hereunder or under any of the other Credit Documents, and, in any such case, such litigation or proceeding is not dismissed within 30 days after notice from the Agent or (b) a final judgment or judgments for the payment of money aggregating in excess of $500,000 is or are outstanding against any Borrower or against any property or assets of either and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry.

(h) Change of Ownership of the Borrower. There shall be any change in the ownership or control directly or indirectly of the outstanding voting stock of Borrower.

(i) Credit Documents. Any material provision of any Credit Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against Borrower.

(j) Liens. Any Security Document after delivery thereof shall for any reason cease to or otherwise not create a valid and perfected first and only priority lien on and security interest (except to the extent otherwise expressly permitted hereby or in the applicable Security Document) in the Collateral purported to be covered thereby;

(k) Subordination Provisions. The subordination provisions contained in any instrument pursuant to which the Subordinated Debt was created or in any instrument evidencing such Subordinated Debt shall cease, for any reason, to be in full force and effect or enforceable in accordance with their terms.

14.2. Remedies. If any Event of Default described in Section 14.1 shall be continuing, the Agent, upon direction by the Majority Lenders, shall declare the Credit to be terminated with respect to further Loans and all Notes and other Liabilities to be due and payable, whereupon the Credit shall immediately terminate and all outstanding Notes and other Liabilities shall become immediately due and payable, all without presentment, demand, protest or notice of any kind (except that if an event described in clause (c) of Section 14.1 occurs, the Credit shall immediately terminate and any outstanding Note and other Liabilities shall become immediately due and payable without direction, declaration or notice of any kind). The Agent shall promptly advise the Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration, and without notice, the Agent may (and at the direction of the Majority Lenders shall) exercise any other rights and remedies provided to the Agent under the Credit Documents or at law or in equity, including all remedies provided under the Uniform Commercial Code.

14.3. Waivers. Except as otherwise provided for in this Agreement or by applicable law, Borrower waives (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Agent on which Borrower may in any way be liable, and hereby ratifies and confirms whatever the Agent may do in this regard; (b) all rights to notice and a hearing prior to the Agent's taking possession or control of, or the Agent's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing the Agent to exercise any of its remedies; and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.

ARTICLE 15. RELATIONSHIP AMONG LENDERS.

15.1. Appointment and Grant of Authority. Each Lender hereby appoints the Agent, and the Agent hereby agrees to act, as agent for such Lender under this Agreement, and under each of the Security Documents. The Agent shall have and may exercise such powers under this Agreement, and each of the Security Documents as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Each Lender hereby authorizes, consents to, and directs the Borrower to deal with the Agent as the true and lawful agent of such Lender to the extent set forth herein.

15.2. Non-Reliance on Agent. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and

decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep informed as to the performance or observance by the Borrower of this Agreement, or any of the Security Documents, or any other document referred to or provided for herein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower which may come into the Agent's possession.

15.3. Responsibility of the Agent and other Matters.

(i) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or the Security Documents, and those duties and liabilities shall be subject to the limitations and qualifications set forth in this Article 15. The duties of the Agent shall be mechanical and administrative in nature, and the Agent has and shall have no trustee or fiduciary obligations to any Lender.

(ii) Neither the Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted (whether such action taken or omitted is within or without the Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement, any of the Security Documents or any other instrument or document in connection herewith, except for its own gross negligence or willful misconduct. Without limiting the foregoing, neither the Agent nor any of its directors, officers or employees shall be responsible for, or have any duty to examine into, (i) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (A) this Agreement, any Application, any of the Security Documents or any Note, or (B) any document or instrument furnished pursuant to or in connection with this Agreement, any Application, any of the Security Documents or any Note, (ii) the collectibility of any amounts owed by the Borrower, (iii) any recitals or statements or representations or warranties in connection with this Agreement or any Note, (iv) any failure of any party to this Agreement to receive any communication sent, or (v) the assets, liabilities, financial condition, results of operations, business or creditworthiness of the Borrower.

(iii) The Agent shall be entitled to act, and shall be fully protected in acting, upon any communication in whatever form believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper Person. The Agent may consult counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of this Agreement, any of the Security Documents, or any Note on Borrower's part.

15.4. Action on Instructions. The Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting, under this Agreement, any of the Security Documents, any Note or any other instrument or document in connection herewith or therewith in accordance with instructions in writing from the Majority Lenders (or, if expressly required pursuant to this Agreement, all Lenders).

15.5. Indemnification. To the extent the Borrower does not reimburse and save the Agent harmless according to the terms hereof for and from all costs, expenses and disbursements in connection herewith, such costs, expenses and disbursements shall be borne by the Lenders in

accordance with their respective Pro Rata Shares of the Credit and the Lenders hereby agree on such basis (i) to reimburse the Agent for all such costs, expenses and disbursements on request and (ii) to indemnify and save harmless the Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, other than as a consequence of actual gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with this Agreement, any Application, any Security Documents, any Note, any other Credit Document or any instrument or document executed in connection herewith or therewith, or any request of the Majority Lenders or the Lenders, including, without limitation, the costs, expenses and disbursements of the Agent in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under or in connection with this Agreement, any Security Document, or any other Credit Document or the taking of any action under or in connection with this Agreement, any Application, any Security Document, any Note, any other Credit Document or any instrument or document executed in connection herewith or therewith.

15.6. California Bank & Trust and Affiliates. With respect to California Bank & Trust's commitment and any Loans by California Bank & Trust under this Agreement and any Note, California Bank & Trust shall have the same rights and powers under this Agreement and such Note as any other Lender and may exercise the same as though it were not the Agent. California Bank & Trust and its affiliates may accept deposits from, lend money to, and generally engage, and continue to engage, in any kind of business with the Borrower as if California Bank & Trust were not the Agent. In furtherance of the foregoing, the parties hereto agree that the provisions of this Agreement and each of the Security Documents which relate to the rights, duties, obligations and responsibilities of California Bank & Trust in its capacity as Agent shall apply to California Bank & Trust only when serving in such capacity and not in its capacity as a Lender hereunder.

15.7. Notice to Holder of Notes. The Agent may deem and treat the payees of the Notes as the owners thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been filed with the Agent. Any request, authority or consent of any holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note.

15.8. Successor Agent. The Agent may resign at any time by giving 30 days written notice thereof to the Lenders. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been appointed by the Majority Lenders and accepted such appointment within 30 days after the resigning Agent's giving notice of resignation, then the resigning Agent may, but shall not be required to, on behalf of the Lenders, appoint a successor Agent.

ARTICLE 16. SALE AND TRANSFERS OF AND PARTICIPATIONS IN THE LOANS AND NOTES.

16.1. Assignment to Eligible Assignees. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Loans owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Commitments, (ii) unless consented to by the Borrower, no such sale, assignment, transfer or negotiation shall increase any costs otherwise payable hereunder by the Borrower but for such sale, assignment, transfer or negotiation, (iii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights

and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $5,000.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuer as the case may be, hereunder and (y) the Lender or Issuer assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuer's rights and obligations under this Agreement, such Lender or Issuer shall cease to be a party hereto).

By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by Borrower of any of its obligations under any Credit Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 10.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Credit Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or the Issuer, as the case may be.

The Agent shall maintain at its address referred to in Section 17.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment and the appropriate processing and reconciliation fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit G hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five (5) Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto, as the case may be.

Each Lender may sell participations to one or more Persons (other than Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Indebtedness, its Pro Rata Share of the Note or Notes, if any, held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment, waiver or other modification of any provision of this Agreement or any other Credit Document, or any consent to any departure by Borrower therefrom, except to the extent that such amendment, waiver, modification or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender on terms consistent with the provisions of Section 17.12 hereof.

Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

16.2. Effectiveness; Notes. Upon the consummation of any assignment pursuant to Sections 16.1 or 16.2 and the obtaining of any necessary consent, such sale, assignment, transfer or negotiation shall become effective, and the assigning Lender, the Borrower and the Agent shall make appropriate arrangements so that, if required, new promissory notes and other documentation are issued or entered into to reflect such assignment.

16.3. No Release. Except as provided in Section 16.1, no assignment of or participation in this Agreement or any Note shall relieve any Lender from any of its obligations hereunder and such Lender shall remain solely responsible for the performance thereof.

16.4. Sharing of Collateral. With respect to the priority of payments (after the occurrence of an Event of Default or an Unmatured Event of Default) out of proceeds of collateral covered by any of the Security Documents, notwithstanding any provision contained in any of the Security Documents, all such payments in respect of amounts owing to the Lenders under this Agreement shall be distributed to the Lenders in accordance with each Lender's Pro Rata Share of the Credit.

ARTICLE 17. GENERAL.

17.1. Delay. No delay on the part of the Agent, any Lender or the holder of any Note in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

17.2. Notice. Any notice between the parties hereto or notices provided herein to be given shall be in writing (unless otherwise provided herein). Notices may be given by facsimile or by mail. If given by facsimile, notice shall be effective upon receipt and shall be sent to the facsimile number set forth on the signature page hereof or such other number as may be provided by any party in writing. If given by mail, such notice shall be effective upon receipt and shall be sent, postage prepaid, to the respective address set forth on the signature pages hereof or such other address as any of the parties may, by written notice, designate as its address for purposes of notice hereunder.

17.3. Expenses. Borrower agrees, whether or not any Loan is made hereunder, to pay upon demand all reasonable out-of-pocket expenses, including reasonable fees and charges of attorneys, of (i) the Agent in connection with the preparation, negotiation and execution of this Agreement, the other Credit Documents, and any instrument or document required to be furnished in connection herewith or therewith, (ii) the Agent in connection with the preparation of any amendments to this Agreement, the other Credit Documents, and any other instrument or document provided for herein or therein, (iii) the Agent and each Lender in connection with the enforcement of the Borrower's obligations hereunder and under the other Credit Documents, and (iv) the Agent and the Lenders in connection with audits of the Borrower to the extent set forth in Section 11.3. Borrower also agrees to indemnify and hold the Agent and each Lender harmless from any loss or expense which may arise or be created by the acceptance of instructions of any kind for making any Loan, unless such loss or expense results from the gross negligence or willful misconduct of the Agent or such Lender, and to pay, and save the Agent and each Lender harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement, the other Credit Documents, any other instrument or document provided for herein or to be delivered hereunder or in connection herewith. Borrower also agrees to indemnify and save the Agent and each Lender harmless from and against any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent or a Lender, other than as a consequence of actual gross negligence or willful misconduct on the part of such Lender or the Agent, respectively, as applicable, arising out of or in connection with this Agreement, any of the other Credit Documents or any instrument or document executed in connection herewith or therewith, including, without limitation, the costs, expenses and disbursements of the Agent in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under or in connection with this Agreement, any of

the other Credit Documents, or any instrument or document executed in connection herewith or therewith, or the taking of any action under or in connection with this Agreement, any of the other Credit Documents, or any instrument or document executed in connection herewith or therewith. The Borrower's foregoing obligations shall survive any termination of this Agreement.

17.4. Replacement of Affected Lender. At any time any Lender is an Affected Lender, the Borrower may replace such Affected Lender as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the Agent, such bank(s) or financial institution(s) to have such a Pro Rata Share of the Credit as shall be reasonably satisfactory to the Agent (and upon notice from the Borrower such Affected Lender shall assign all its rights and obligations under this Agreement, each Security Document as applicable and its Notes and each other related document to which it is a party to such replacement bank(s) or other financial institution(s) pursuant to an assignment in accordance with Section 16.1 or Section 16.2 and in form and substance satisfactory to the Agent for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued fees and all other obligations owed to such Affected Lender hereunder).

17.5. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of enforceability of such provision in any other jurisdiction.

17.6. Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

17.7. Investment. Each Lender represents and warrants that it is acquiring any Note to be issued to it hereunder for its own account as a result of making a loan in the ordinary course of its commercial banking or lending business and not with a view to the public distribution or sale thereof, nor with any present intention of selling or distributing such Note, but subject, nevertheless, to any legal or administrative requirement that the disposition of such Lender's property at all times be within its control.

17.8. Governing Law. This Agreement, the Security Documents, the Applications and each Note shall be contracts made under, and governed by, the internal laws of the State of California, without regard to principles of conflict of laws.

17.9. Successors. This Agreement shall be binding upon Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent. The Borrower shall not assign its respective rights or duties hereunder without the consent of all Lenders.

17.10. Amendments; Subordination of Lien.

(i) Amendment, Etc. No amendment or waiver of any provision of this Agreement, the Notes, or any of the Security Documents, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by the Borrower, the Agent and the Majority Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided, however, that no such amendment, waiver or consent the result of which would be to (i) extend the Commitment Termination Date, (ii) extend the maturity date of, or otherwise forgive, any

payment of principal or interest due from the Borrower hereunder and under the Notes, (iii) decrease the rate of interest applicable to any Loan made or any fees due hereunder, (iv) release the Lien on any material portion of the collateral granted under any of the Security Documents, (v) change any provision of this Agreement, or any of the Security Documents which, by its terms, requires the consent of all Lenders, change any percentage or defined term contained therein or (vii) change the Commitment or Pro Rata Share set forth on the signature page hereof with respect to any Lender shall, in any such case, be effective unless the same shall be in writing and signed by the Borrower, the Agent and all Lenders. No provision of Article 15 shall be amended or otherwise modified without the written consent of the Agent.

17.11. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND EACH LENDER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (i) UNDER THIS AGREEMENT, THE APPLICATIONS OR THE NOTES, OR ANY OF THE OTHER CREDIT DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR (II) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE APPLICATIONS OR THE NOTES OR ANY OF THE OTHER CREDIT DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

17.12. Confidentiality. The Lenders shall hold all Confidential Information obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

(i) unless prohibited by applicable law or court order, each Lender shall use reasonable efforts to notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such Confidential Information prior to disclosure of such information; and

(ii) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by either Borrower.

17.13. Consent to Jurisdiction. BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENT OR INSTRUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA. Borrower expressly and irrevocably assents and submits to the personal jurisdiction of any such courts in any such action or proceeding. Borrower further irrevocably consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in Section 17.2 hereof. Borrower hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens, immunity or any similar basis. Borrower shall not be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any State other than the State of California unless such defense is also given or

allowed by the laws of the State of California. Nothing in this Section shall affect or impair in any manner or to any extent the right of the Lenders to commence legal proceedings or otherwise proceed against Borrower in any jurisdiction or to serve process in any manner permitted by law.

17.14. Relief from Bankruptcy Stay. Borrower agrees that, in the event that the Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the United States Code, as amended ("**Bankruptcy Code**"), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of an order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, the Lenders and the Agent shall thereupon be entitled and Borrower irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Lenders and the Agent as provided for herein, in the Notes, other credit documents delivered in connection herewith and as otherwise provided by law, and each Borrower hereby irrevocably waives any right to object to such relief and will not contest any motion by any Lender or the Agent seeking relief from the automatic stay and each Borrower will cooperate with the Lenders and the Agent, in any manner requested by the Agent, in their efforts to obtain relief from any such stay or other prohibition.

17.15. No Fiduciary Relationship. Borrower hereby acknowledges that neither the Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Borrower arising out of or in connection with this Agreement or any other Credit Documents and the relationship between the Agent and the Lenders, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of creditor and debtor.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at San Francisco, California by their respective officers thereunto duly authorized as of the date first written above.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership

By: **OWENS FINANCIAL GROUP, INC.,**
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: CFO

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: 925-935-1486

Amount of Aggregate Commitment	Pro Rata Share
$10,000,000.00	50.000%

CALIFORNIA BANK & TRUST, a California banking corporation

By: [signature]
Name:
Title:
S.C. BELLICINI
SENIOR VICE PRESIDENT

By: Carmen Sanz
Name: Carmen Sanz
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

Amount of Aggregate Commitment	Pro Rata Share
$5,000,000.00	25.000%

FIRST BANK & TRUST, a California banking corporation

By: [signature]
Name: ALDA WOO
Title: VICE PRESIDENT

By: [signature]
Name: WILLIAM G. NELLE, JR.
Title: SENIOR VICE PRESIDENT

Commercial and Private Banking
550 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

Amount of Aggregate Commitment	Pro Rata Share	
$5,000,000.00	25.000%	**CITY NATIONAL BANK, a national banking corporation**

By: [signature]
Name: Steve Sloan
Title: Senior Vice President

By:
Name: N/A
Title:

1333 North California Boulevard, Suite 185
Walnut Creek, CA 94596
Fax: 925/274-5138

EXHIBITS TO CREDIT AGREEMENT

Exhibit A	Form of Revolving Promissory Note
Exhibit B	Notice of Borrowing
Exhibit C	Schedule of Subsidiaries [Sec. 10.7]
Exhibit D	Form of Compliance Certificate
Exhibit E	Schedule of Indebtedness [Sec. 11.16]
Exhibit F	Schedule of Liens [Sec. 11.17(iii)]
Exhibit G	Assignment and Acceptance

MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of February 28, 2002, by and among **OWENS MORTGAGE INVESTMENT FUND,** a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK & TRUST** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent").

B. The Revolving Loans were evidenced by promissory notes of even date with the Credit Agreement, executed by Borrower in favor of each of the Lenders.

C. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to modify the terms of the Credit Agreements, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement;

(b) Borrower shall execute this Modification and a Swing Note as defined below;

(c) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(d) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and

warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The definition of "Credit" in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

> "Credit" means the aggregate Commitment of the Lenders to make Revolving Loans and participate in Letters of Credit under the terms of this Agreement.

(b) The definition of "Loans" in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

> "Loan" means a Revolving Loan or Swing Loan, and collectively "Loans" mean all Revolving Loans and Swing Loans.

(c) The definition of "Notes" in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

> "Note" means a Revolving Note or the Swing Note, and collectively "Notes" mean all Revolving Notes and the Swing Note.

(d) Section 2.1 of the Credit Agreement is amended by adding the following:

> (a) Swing Loans. Subject to the terms and conditions of this Agreement, Agent, in its capacity as a Lender, agrees to make revolving loans (collectively called the "Swing Loans" and individually each a "Swing Loan") to the Borrower in such amounts as the Borrower may from time to time request on any Banking Day pursuant to Section 2.2(a) of this Agreement through the Banking Day preceding the Commitment Termination Date; provided however at no time shall the aggregate outstanding principal amount of all Swing Loans exceed $5,000,000, or twenty-five percent (25%) of the credit (whichever is less) and at no time shall the aggregate outstanding principal amount of all outstanding Swing Loans and Agent's Pro Rata Share of all outstanding Revolving Loans exceed $10,000,000 or fifty percent (50%) of the credit (whichever is less). This Swing Loan facility shall terminate if California Bank & Trust is no longer the Agent. Each Swing Loan shall be evidenced by a Swing Loan Note executed by Borrower in favor of Agent in its capacity as Lender with maturity on the Commitment Termination Date subject to acceleration upon Event of Default ("Swing Note"). All Swing

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03/13/02

Loans and all payments of principal thereof shall be evidenced by Agent in its records or at Agent's option, on a schedule attached to the Swing Note, which record or schedule shall be presumptive evidence of the subject matter thereof. Principal and accrued interest on each Swing Loan shall be payable by Borrower in full to Agent by the next Banking Day after it is funded, including all accrued interest. Interest shall accrue and be calculated on Swing Loans just as on Revolving Loans. At Agent's discretion, notwithstanding any contrary provision in this Agreement, any payments received by Agent may be applied by Agent to any outstanding Swing Loan prior to any Revolving Loan.

(e) Section 2.2 of the Agreement entitled "Borrowing Procedures" is modified by deleting the word "noon" and inserting in its place "11:30 a.m." and by inserting "if required by Agent in its sole discretion" at the end of the third sentence.

(f) The following new part (a) is added to Section 2.2, entitled "Borrowing Procedure" of the Agreement:

(a) Alternate Borrowing Procedure. In the event that Borrower submits a written Notice of Borrowing to Agent after 11:30 a.m. but before 2:00 p.m. on a proposed Borrowing Date, the Agent shall (a) promptly provide each Lender with a copy of the Notice of Borrowing and (b) notify each Lender that Agent, in its capacity as a Lender, is advancing the borrowing amount set forth in the Notice of Borrowing on the Borrowing Date as a Swing Loan. Subject to the satisfaction of the conditions precedent applicable to such borrowing, the Agent shall deposit the proceeds of each such borrowing on the requested Borrowing Date by 4:00 p.m. in Borrower's demand deposit account maintained by Agent. Not later than 3:00 p.m. San Francisco time on the next Banking Day following the Borrowing Date, each Lender shall provide the Agent, at its principal office in San Francisco, with immediately available funds, in Dollars, in the amount of such Lender's Pro Rata Share of such borrowing to fund a Revolving Loan. The Agent shall apply the proceeds of the Revolving Loan to repayment of the related Swing Loan. Any inability of Borrower to take out a Revolving Loan in repayment of a Swing Loan shall permit the Agent to treat the Swing Loan as a Revolving Loan for all purposes as between the Lenders.

(g) Section 2.4 of the Loan Agreement is modified to delete the term "Loan" in each place that it occurs and replace it with "Revolving Loan."

(h) Section 2.6 of the Loan Agreement is modified to delete the term "Loan" in each place that it occurs and replace it with "Revolving Loan."

(i) Security Instruments. The Loan Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Loan Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

5. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

6. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

7. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

8. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

9. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: OWENS FINANCIAL GROUP, INC.,
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: CFO

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: (925) 935-1486

CALIFORNIA BANK & TRUST, a California banking corporation

By: ____________________

Name: S.C. BELLICINI

Title: SENIOR VICE PRESIDENT

By: ____________________

Name: Carmen Sanz

Title: VP

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK & TRUST, a California banking corporation

By: [signature]
Name: William G. Nelle, Jr.
Title: Senior Vice President

By: [signature]
Name: Alda Woo
Title: Vice President

Commercial and Private Banking
555 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: [signature]
Name: Douglas M. Elefant
Title: Vice President/Sr. Relationship Manager

By: ____________________
Name: ____________________
Title: ____________________

1333 North California Boulevard, Suite 185
Walnut Creek, CA 94596
Fax: 925/274-5138

SECOND MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of August 16, 2002, by and among **OWENS MORTGAGE INVESTMENT FUND,** a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK & TRUST** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent"). The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility. The Revolving Loans and Swing Loans are collectively referred to as "Loans."

B. The Loans were evidenced by promissory notes executed by Borrower in favor of each of the Lenders.

C. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement;

(b) Borrower shall execute this Modification as defined below;

(c) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(d) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The "Amount of Aggregate Commitment" for Loans as provided on the execution pages of the Credit Agreement for each Lender shall be modified as follows:

$20,000,000 in the case of California Bank & Trust

$10,000,000 in the case of First Bank & Trust

$10,000,000 in the case of City National Bank.

(b) Section 5.1(a) of the Credit Agreement is deleted and replaced with the following:

(a) Loans. The unpaid principal amount of each Loan shall bear interest prior to maturity at a rate per annum equal to the Reference Rate in effect from time to time.

(c) Security Instruments. The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

5. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

6. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

7. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

8. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

9. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to

herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: **OWENS FINANCIAL GROUP, INC.,**
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: Chief Financial Officer

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: (925) 935-1486

{S:\CBT-LN\0061\agr\318939.DOC}
08/16/02

CALIFORNIA BANK & TRUST, a California banking corporation

By: ______________________
Name: Stephen C. Bellicini
Title: Senior Vice President

By: ______________________
Name: Carmen Sanz
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK & TRUST, a California banking corporation

By: [signature]
Name: Alda Woo
Title: Vice President

By: [signature]
Name: William G. Nelle, Jr.
Title: Senior VicePresident

Commercial and Private Banking
555 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: [signature]
Name: Douglas Elefant
Title: VP

By: ______________________
Name: ______________________
Title: ______________________

1333 North California Boulevard, Suite 185
Walnut Creek, CA 94596
Fax: 925/274-5138

MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of July 31, 2003, by and among **OWENS MORTGAGE INVESTMENT FUND,** a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK & TRUST** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent"). The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility. The Revolving Loans and Swing Loans are collectively referred to as "Loans." By a further Modification to Credit Agreement, dated August 16, 2002, executed by the parties, the "Amount of Aggregate Commitment" for each Lender was increased.

B. The Loans were evidenced by promissory notes executed by Borrower in favor of each of the Lenders.

C. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement;

(b) Borrower shall execute this Modification as defined below and new Replacement Revolving Promissory Notes in favor of Lenders in mutually acceptable form ("Replacement Notes") and a new Replacement Swing Note in favor of California Bank & Trust in a mutually acceptable form ("Replacement Swing Note"). All references to "Note" or "Notes" in the Credit Documents shall include the Replacement Revolving Notes and Replacement Swing Note;

(c) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(d) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The definition of "Commitment Termination Date" in Section 1.1 of the Credit Agreement is amended by deleting the date "July 31, 2003" and inserting "July 31, 2005" in its place;

(b) Security Instruments. The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

5. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

6. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

7. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

8. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

9. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: OWENS FINANCIAL GROUP, INC.,
a California corporation, its general partner

By: ______________________
Name: ______________________
Title: ______________________

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: ______________

CALIFORNIA BANK & TRUST, a California banking corporation

By: ______________________________
Name: Stephen C. Bellicini
Title: Senior Vice President

By: ______________________________
Name: Carmen Sanz
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK & TRUST, a California banking corporation

By: ____________________________
Name: __________________________
Title: ___________________________

By: ____________________________
Name: __________________________
Title: ___________________________

Commercial and Private Banking
555 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

By: ______________________________
Name: ______________________________
Title: ______________________________

2001 North Main Street, Suite 200
Walnut Creek, CA 94596
Fax: 925/274-5138

MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of July 31, 2005, by and among **OWENS MORTGAGE INVESTMENT FUND,** a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK, formerly FIRST BANK & TRUST,** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent"). The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility. The Revolving Loans and Swing Loans are collectively referred to as "Loans." By a Modification to Credit Agreement, dated August 16, 2002, executed by the parties, the "Amount of Aggregate Commitment" for each Lender was increased. By a further Modification to Credit Agreement dated July 31, 2003, executed by the parties, the Amendment Termination Date was extended.

B. The Loans were evidenced by promissory notes executed by Borrower in favor of each of the Lenders.

C. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement, as previously modified, except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement;

(b) Borrower shall execute this Modification;

(c) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(d) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The definition of "Commitment Termination Date" in Section 1.1 of the Credit Agreement is amended by deleting the date "July 31, 2005" and inserting "September 30, 2005" in its place;

(b) The Notes are amended by deleting all references to "July 31, 2005" and inserting "September 30, 2005" in their place.

5. Security Instruments. The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

6. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

7. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

8. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

9. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

10. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

11. IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: **OWENS FINANCIAL GROUP, INC.,**
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: CFO

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: (925) 935-1486

CALIFORNIA BANK & TRUST, a California banking corporation

By: [signature]
Name: Stephen C. Bellicini
Title: Senior Vice President and Manager

By: [signature]
Name: Carmen Sanz
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK, a Missouri banking corporation, formerly
FIRST BANK & TRUST

By: S. Foster
Name: Samantha Foster
Title: Vice President

Commercial and Private Banking
555 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: [signature]
Name: Nanci Dias
Title: Senior Vice President

By: ____________________
Name: ____________________
Title: ____________________

1333 North California Boulevard, Suite 185
Walnut Creek, CA 94596
Fax: 925/274-5138

MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of September 30, 2005, by and among **OWENS MORTGAGE INVESTMENT FUND,** a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK, formerly FIRST BANK & TRUST,** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent"). The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility. The Revolving Loans and Swing Loans are collectively referred to as "Loans." By a Modification to Credit Agreement, dated August 16, 2002, executed by the parties, the "Amount of Aggregate Commitment" for each Lender was increased. By a Modification to Credit Agreement dated July 31, 2003, executed by the parties, the "Commitment Termination Date" was extended to July 31, 2005. By a further Modification to Credit Agreement dated July 31, 2005, the "Commitment Termination Date" was extended to September 30, 2005.

B. The Loans were evidenced by promissory notes executed by Borrower in favor of each of the Lenders.

C. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement, as previously modified, except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement;

(b) Borrower shall execute this Modification;

(c) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(d) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The definition of "Commitment Termination Date" in Section 1.1 of the Credit Agreement is amended by deleting the date "September 30, 2005" and inserting "July 31, 2007" in its place;

(b) The Notes are amended by deleting all references to "September 30, 2005" and inserting "July 31, 2007" in their place.

5. Security Instruments. The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

6. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

7. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

8. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

9. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

10. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

11. IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: **OWENS FINANCIAL GROUP, INC.,**
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: Chief Financial Officer

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: (925) 935-1486

{S:\CBT-LN\0061\agr\417525.DOC}

CALIFORNIA BANK & TRUST, a California banking corporation

By: [signature]
Name: S. C. BELLICINI
Title: SENIOR VICE PRESIDENT

By: [signature] Carmen Sanz
Name: Carmen Sanz
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK, a Missouri banking corporation, formerly
FIRST BANK & TRUST

By: S. Foster
Name: Samantha Foster
Title: Vice President

Commercial and Private Banking
555 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: [signature]
Name: Nanci Brusati Dias
Title: Senior Vice President

By: ____________________
Name: ____________________
Title: ____________________

150 California Street, 12th floor
San Francisco, CA 94111
Fax: 415/ 576-3994

MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of February 9, 2006, by and among **OWENS MORTGAGE INVESTMENT FUND,** a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent"). The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility. The Revolving Loans and Swing Loans are collectively referred to as "Loans." By a Modification to Credit Agreement, dated August 16, 2002, executed by the parties, the "Amount of Aggregate Commitment" for each Lender was increased. By a Modification to Credit Agreement dated July 31, 2003, executed by the parties, the "Commitment Termination Date" was extended to July 31, 2005. By a further Modification to Credit Agreement dated July 31, 2005, the "Commitment Termination Date" was extended to September 30, 2005. By another Modification to Credit Agreement, dated September 30, 2005, the "Commitment Termination Date" was extended to July 31, 2007.

B. The Loans were evidenced by promissory notes executed by Borrower in favor of each of the Lenders.

C. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement, as previously modified, except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement;

(b) Borrower shall execute this Modification and Second Replacement Revolving Promissory Notes in favor of and in form acceptable to Lenders;

(c) Borrower shall execute a Termination of Credit in favor of California Bank & Trust in form acceptable to California Bank & Trust and shall pay any indebtedness under the Credit Agreement dated January 13, 2006 in favor of California Bank & Trust;

(d) Guarantor shall execute the Acknowledgment and Consent appended to the Modification;

(e) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(f) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The "Amount of Aggregate Commitment" for Loans as provided on the execution pages of the Credit Agreement for each Lender shall be modified as follows:

$25,000,000 through July 31, 2006 and then $20,000,000 thereafter in the case of California Bank & Trust

$12,500,000 through July 31, 2006 and then $10,000,000 thereafter in the case of First Bank & Trust

$12,500,000 through July 31, 2006 and then $10,000,000 thereafter in the case of City National Bank.

(b) The Second Replacement Revolving Promissory Notes executed hereunder shall supersede and replace the Replacement Revolving Promissory Notes dated July 31, 2003 executed by Borrower in favor of each Lender. All references to "Note" in the Credit Agreement shall mean and refer to the Second Replacement Revolving Line of Credit Notes.

5. Security Instruments. The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

6. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

7. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

8. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

9. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

10. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

11. IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: **OWENS FINANCIAL GROUP, INC.,**
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: Chief Financial Officer

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: (925) 935-1486

CALIFORNIA BANK & TRUST, a California banking corporation

By: ______________________
Name: Stephen C. Bellicini
Title: Senior Vice President

By: ______________________
Name: Carmen Sanz
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK, a Missouri banking corporation, formerly
FIRST BANK & TRUST

By: S. Foster

Name: Samantha Foster

Title: Vice President

Commercial and Private Banking
550 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: ______________________

Name: Steve Sloan

Title: Senior Vice President

By: ______________________

Name: ______________________

Title: ______________________

1333 North California Boulevard, Suite 185
Walnut Creek, CA 94596
Fax: 925/274-5138

ACKNOWLEDGMENT AND CONSENT

Guarantor acknowledges and consents to the foregoing Modification to Credit Agreement and all prior Modifications to Credit Agreement executed by Borrower and Lenders in connection with the Credit Agreement. Guarantor further acknowledges that the Continuing Guaranty, dated August 31, 2001, executed by Guarantor in favor of Agent and Banks remains in full force and effect without known defense as to the indebtedness of Borrower under the Credit Agreement, as previously and as herewith modified.

Dated: January 31, 2006

OWENS FINANCIAL GROUP, INC.,
a California corporation

By: [signature]
Printed Name: Bryan H. Draper
Title: Chief Financial Officer

ACCEPTED AND ACKNOWLEDGED BY:

CALIFORNIA BANKS & TRUST, AS AGENT FOR BANKS

By: ______________________

Printed Name: ______________________

Title: ______________________

))

ACKNOWLEDGMENT AND CONSENT

Guarantor acknowledges and consents to the foregoing Modification to Credit Agreement and all prior Modifications to Credit Agreement executed by Borrower and Lenders in connection with the Credit Agreement. Guarantor further acknowledges that the Continuing Guaranty, dated August 31, 2001, executed by Guarantor in favor of Agent and Banks remains in full force and effect without known defense as to the indebtedness of Borrower under the Credit Agreement, as previously and as herewith modified.

Dated: January 31, 2006

OWENS FINANCIAL GROUP, INC.,
a California corporation

By: ______________________________
Printed Name: ______________________
Title: ____________________________

ACCEPTED AND ACKNOWLEDGED BY:

CALIFORNIA BANKS & TRUST, AS AGENT FOR BANKS

By: ______________________________

Printed Name: Stephen C. Bellicini

Title: Senior Vice President

MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of August 15, 2006, by and among **OWENS MORTGAGE INVESTMENT FUND**, a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent"). The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility. The Revolving Loans and Swing Loans are collectively referred to as "Loans." By a Modification to Credit Agreement, dated August 16, 2002, executed by the parties, the "Amount of Aggregate Commitment" for each Lender was increased. By a Modification to Credit Agreement dated July 31, 2003, executed by the parties, the "Commitment Termination Date" was extended to July 31, 2005. By a further Modification to Credit Agreement dated July 31, 2005, the "Commitment Termination Date" was extended to September 30, 2005. By another Modification to Credit Agreement, dated September 30, 2005, the "Commitment Termination Date" was extended to July 31, 2007. By another Modification to Credit Agreement, dated February 9, 2006, the Amount of Aggregate Commitment for each Lender through July 31, 2006 was amended and Second Replacement Revolving Promissory Notes were executed.

B. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement, as previously modified, except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement except as expressly waived hereby;

(b) Guarantor shall execute the Acknowledgment and Consent appended to the Modification;

(c) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(d) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) Borrower's compliance with section 11.25 of the Credit Agreement, entitled "Deposit Account Requirement," is waived through September 30, 2006.

5. Security Instruments. The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

6. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

7. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

8. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

9. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

10. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

11. IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: **OWENS FINANCIAL GROUP, INC.,**
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: CFO

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: 925-935-1486

CALIFORNIA BANK & TRUST, a California banking corporation

By: ______________________
Name: Stephen C. Bellicini
Title: Senior Vice President & Manager

By: ______________________
Name: Carmen Sanz
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK, a Missouri banking corporation, formerly
FIRST BANK & TRUST

By: [signature]
Name: Samantha Foster
Title: Vice President

Commercial and Private Banking
555 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: ________________________________
Name: Nan Brusati Dias
Title: Senior Vice President

150 California Street
San Francisco, CA 94111
Fax: 415/576-3961

ACKNOWLEDGMENT AND CONSENT

Guarantor acknowledges and consents to the foregoing Modification to Credit Agreement and all prior Modifications to Credit Agreement executed by Borrower and Lenders in connection with the Credit Agreement. Guarantor further acknowledges that the Continuing Guaranty, dated August 31, 2001, executed by Guarantor in favor of Agent and Banks remains in full force and effect without known defense as to the indebtedness of Borrower under the Credit Agreement, as previously and as herewith modified.

Dated: August 15, 2006

OWENS FINANCIAL GROUP, INC.,
a California corporation

By: [signature]
Printed Name: Bryan H. Draper
Title: CFO

ACCEPTED AND ACKNOWLEDGED BY:

CALIFORNIA BANKS & TRUST, AS AGENT FOR BANKS

By: ______________________________

Printed Name: ______________________

Title: ______________________________

ACKNOWLEDGMENT AND CONSENT

Guarantor acknowledges and consents to the foregoing Modification to Credit Agreement and all prior Modifications to Credit Agreement executed by Borrower and Lenders in connection with the Credit Agreement. Guarantor further acknowledges that the Continuing Guaranty, dated August 31, 2001, executed by Guarantor in favor of Agent and Banks remains in full force and effect without known defense as to the indebtedness of Borrower under the Credit Agreement, as previously and as herewith modified.

Dated: August 15, 2006

OWENS FINANCIAL GROUP, INC.,
a California corporation

By: ______________________
Printed Name: ______________________
Title: ______________________

ACCEPTED AND ACKNOWLEDGED BY:

CALIFORNIA BANKS & TRUST, AS AGENT FOR BANKS

By: Carmen Sanz

Printed Name: Carmen Sanz

Title: Vice President

MODIFICATION TO CREDIT AGREEMENT

This Modification to Credit Agreement ("Modification") is made as of February 23, 2007, by and among **OWENS MORTGAGE INVESTMENT FUND,** a California limited partnership ("Borrower") and **CALIFORNIA BANK & TRUST, FIRST BANK** and **CITY NATIONAL BANK** (which are collectively known as "Lenders").

RECITALS

A. Pursuant to the terms of a Credit Agreement ("Credit Agreement") between Lenders and Borrower dated as of August 31, 2001, Lenders agreed to make Revolving Loans to Borrower up to the credit limit of the principal sum of $20,000,000. California Bank & Trust is the agent of Lenders under the Credit Agreement ("Agent"). The Credit Agreement was amended by a Modification to Credit Agreement, dated February 28, 2002, executed by the parties that, among other things, added Swing Loans to the facility. The Revolving Loans and Swing Loans are collectively referred to as "Loans." By a Modification to Credit Agreement, dated August 16, 2002, executed by the parties, the "Amount of Aggregate Commitment" for each Lender was increased. By a Modification to Credit Agreement dated July 31, 2003, executed by the parties, the "Commitment Termination Date" was extended to July 31, 2005. By a further Modification to Credit Agreement dated July 31, 2005, the "Commitment Termination Date" was extended to September 30, 2005. By another Modification to Credit Agreement, dated September 30, 2005, the "Commitment Termination Date" was extended to July 31, 2007. By another Modification to Credit Agreement, dated February 9, 2006, the Amount of Aggregate Commitment for each Lender through July 31, 2006 was amended and Second Replacement Revolving Promissory Notes were executed. By a Modification to Credit Agreement, dated August 15, 2006, compliance with section 11.25 of the Credit Agreement as of September 30, 2006 was waived.

B. In response to Borrower's request and in reliance upon Borrower's representations made to Lenders in support thereof, Lenders have agreed to further modify the terms of the Credit Agreement, as set forth in this Modification. Capitalized terms shall have the meanings assigned to them in the Credit Agreement, as previously modified, except as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, Borrower and Lenders agree as follows:

1. Adoption of Recitals. Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2. Conditions Precedent. This Modification shall become effective only upon Borrower's delivery or satisfaction of the following conditions in form and substance acceptable to Agent:

(a) There shall be no Event of Default under the Credit Agreement;

(b) Borrower shall execute this Modification and Third Replacement Revolving Promissory Notes in favor of and in form acceptable to Lenders;

(c) Guarantor shall execute the Acknowledgment and Consent appended to the Modification;

(d) Borrower shall pay to Agent all of Agent's attorneys' fees incurred in the preparation of this Modification and all out-of-pocket fees incurred by Agent in connection with this Modification; and

(e) Borrower shall provide any other items or documents required by Agent in connection with the consummation of this transaction.

3. Representations and Warranties. Borrower hereby represents and warrants that no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Credit Documents, and all representations and warranties of Borrower in this Modification and the other Credit Documents are true and correct as of the date of this Modification and shall survive the execution of this Modification.

4. Modification of Loan Documents. The Credit Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a) The "Amount of Aggregate Commitment" for Loans as provided on the execution pages of the Credit Agreement for each Lender shall be modified as follows:

$30,000,000.00 through July 31, 2007 and $20,000,000.00 thereafter in the case of California Bank & Trust;

$15,000,000.00 through July 31, 2007 and $10,000,000.00 thereafter in the case of First Bank; and

$15,000,000.00 through July 31, 2007 and $10,000,000.00 thereafter in the case of City National Bank.

(b) The following new section 5.4 is added to the Credit Agreement:

Unused Commitment Fee. Borrower agrees to pay a fee ("Unused Commitment Fee") equal to the multiple of one-tenth of one percent (1/10%) and the difference between the Credit and the amount of all outstanding Loans extended to Borrower in excess of $40,000,000, determined by the Average Loan Balance, as defined below. For purposes of this section, the "Average Loan Balance" is calculated by dividing the sum of the daily outstanding balances on the Loans during the applicable period by the number of days in that period. This fee is due and payable each calendar quarter in arrears, and is due on the tenth (10th) day of each of the following months: January, April, July and October, respectively, except a

prorated fee for the final quarter shall be due and payable on the Commitment Termination Date.

(c) The Third Replacement Revolving Promissory Notes executed hereunder shall supersede and replace the Second Replacement Revolving Promissory Notes, dated February 9, 2006, executed by Borrower in favor of each Lender. All references to "Note" in the Credit Agreement shall mean and refer to the Third Replacement Revolving Line of Credit Notes.

5. Security Instruments. The Credit Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Credit Documents, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

6. Governing Law. This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

7. Interpretation. No provision of this Modification is to be interpreted for or against either Borrower or Lenders because that party, or that party's representative, drafted such provision.

8. Full Force and Effect. Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.

9. Reaffirmation. Borrower hereby acknowledges, reaffirms and confirms its obligations under the Credit Documents, as amended and modified by this Modification.

10. Entire Agreement. This Modification and the Credit Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties. If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail. No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

11. IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND,
a California limited partnership,

By: **OWENS FINANCIAL GROUP, INC.,**
a California corporation, its general partner

By: [signature]
Name: Bryan H. Draper
Title: CFO

2221 Olympic Boulevard
Walnut Creek, CA 94595
Fax: ____________________

CALIFORNIA BANK & TRUST, a California banking corporation

By: ______________________
Name: Carmen Sanz
Title: Vice President

By: ______________________
Name: Stephen C. Bellicini
Title: Vice President

San Francisco Corporate Banking
465 California Street, First Floor
San Francisco, CA 94104
Fax: 415/875-1456

FIRST BANK, a Missouri banking corporation, formerly
FIRST BANK & TRUST

By: Susan M. Cunliffe
Name: Susan M. Cunliffe
Title: Senior Vice President

By: ______________________
Name: ______________________
Title: ______________________

Commercial and Private Banking
555 Montgomery Street
San Francisco, CA 94111
Fax: 415/398-7190

CITY NATIONAL BANK, a national banking corporation

By: [signature]
Name: Jeanne A. Smith
Title: VP

By: ______________________
Name: ______________________
Title: ______________________

1333 North California Boulevard, Suite 185
Walnut Creek, CA 94596
Fax: 925/274-5138

ACKNOWLEDGMENT AND CONSENT

Guarantor acknowledges and consents to the foregoing Modification to Credit Agreement and all prior Modifications to Credit Agreement executed by Borrower and Lenders in connection with the Credit Agreement. Guarantor further acknowledges that the Continuing Guaranty, dated August 31, 2001, executed by Guarantor in favor of Agent and Banks remains in full force and effect without known defense as to the indebtedness of Borrower under the Credit Agreement, as previously and as herewith modified.

Dated: January 31, 2006

OWENS FINANCIAL GROUP, INC.,
a California corporation

By: [signature]
Printed Name: Bryan H. Draper
Title: CFO

ACCEPTED AND ACKNOWLEDGED BY:

CALIFORNIA BANKS & TRUST, AS AGENT FOR BANKS

By: [signature]

Printed Name: Carmen Sanz

Title: Vice President